UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2026

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-39574	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8430 SPIRES WAY

FREDERICK, Maryland 21701

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 525-1698

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2026, the Board of Directors (the “Board”) of TOMI Environmental Solutions, Inc. (the “Company”) appointed Mr. Niroshan Srirathan, age 39, previously the Company’s Interim Chief Financial Officer, as disclosed on the Company’s current report on Form 8-K filed on May 19, 2026, to the position of permanent Chief Financial Officer, effective immediately.

Mr. Srirathan has served as the Company’s Interim Chief Financial Officer since May 16, 2026, and as the Company’s Controller since May 4, 2026. Prior to this, from April 2024 to January 2025, Mr. Srirathan served as Senior Finance Manager (Regional Comptroller) for Vistry Group plc, a UK public company. From May 2020 to February 2024, he served as Finance Transformation Lead (Group Comptroller Functions) for Berkeley Group Holdings plc, a UK public company. Earlier in his career, Mr. Srirathan held finance and accounting positions with Lendlease Corporation Limited and began his career in public accounting with Moore Stephens LLP, qualifying as a Chartered Accountant in 2012. Mr. Srirathan holds a BSc (Hons) in Economics from University College London and is an Associate Chartered Accountant (ACA) of the Institute of Chartered Accountants in England and Wales (ICAEW). He is currently pursuing qualification as a U.S. Certified Public Accountant (CPA) in Maryland and has completed a foreign education evaluation through NASBA International Evaluation Services (NIES).

There are no family relationships between Mr. Srirathan and any director or executive officer of the Company, and there are no transactions between Mr. Srirathan and the Company that would be reportable under Item 404(a) of Regulation S-K.

In connection with the appointment, the Company entered into an offer letter with Mr. Srirathan providing for an annual base salary of $205,000. The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter with Mr. Srirathan, a copy of which will be filed as an exhibit to the Company's next periodic report to be filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	TOMI ENVIRONMENTAL SOLUTIONS, INC.

	By:	/s/ Halden S. Shane
		Name:	Halden S. Shane
		Title:	Chief Executive Officer

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